UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2012

SKULLCANDY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35240	56-2362196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Ute. Blvd, Suite 250 Park City, Utah		84098
(Address of principal executive offices)		(Zip Code)

(435) 940-1545

(Registrant’s telephone number, including area code):

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 5, 2012, Mitch Edwards notified the Board of Directors (the “Board”) of Skullcandy, Inc. (the “Company”) of his intention to resign from his position as Chief Financial Officer, General Counsel and Secretary of the Company in order to pursue other opportunities, including charitable and humanitarian activities. To facilitate an orderly transition, Mr. Edwards has agreed to continue in his role as Chief Financial Officer and General Counsel until April 1, 2012 and has indicated his willingness to remain available to consult with the Company on an as needed basis during the Company’s search for a new chief financial officer.

In connection with his departure, Mr. Edwards and the Company entered into a separation agreement (the “Separation Agreement”) pursuant to which Mr. Edwards will receive: (i) a payment equal to six months base salary, (ii) continued healthcare coverage for Mr. Edwards and his dependents for a period of six months following his resignation, (iii) accelerated vesting of stock options that otherwise would have vested during the six months following the date of Mr. Edward’s resignation and (iv) six monthly payments of Company matching 401(k) contributions to Mr. Edwards 401(k) account. The foregoing description of the Separation Agreement is a summary only and is qualified in its entirety by reference to the full text of the Separation Agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

(c) On March 5, 2012, the Company appointed Ron Ross, age 38, as the Company’s principal accounting officer, effective April 1, 2012.

Mr. Ross joined the Company in September 2008 and currently serves as its Vice President of Finance. From June 2007 to September 2008, Mr. Ross served as Controller at DAZ Productions, Inc. From October 2004 to June 2007, Mr. Ross was a Senior Auditor at the accounting firm Tanner LC. Mr. Ross holds a B.S. from the University of Utah, an M.S. from Boston University and an M.B.A. from Bentley College.

A copy of the Company’s press release announcing Mr. Edward’s resignation as well as Mr. Ross’ appointment as principal accounting officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

10.1	Separation Agreement, dated March 5, 2012 by and between Skullcandy, Inc. and Mitch Edwards

99.1	Press Release, dated March 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2012

SKULLCANDY, INC.

	By:	/s/ Jeremy Andrus
Jeremy Andrus
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Separation Agreement, dated March 5, 2012 by and between Skullcandy, Inc. and Mitch Edwards

99.1	Press Release, dated March 5, 2012